Note 3 - Earnings Per Share (Tables)	12 Months Ended
Mar. 31, 2022
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	Fiscal Year:
	2022	2021

Basic
Net earnings	$51,007	$126,100
Deduct preferred stock dividends	23	23
Undistributed earnings	50,984	126,077
Earnings attributable to participating preferred shareholders	196	493
Earnings attributable to common shareholders	$50,788	$125,584
Weighted average common shares outstanding	8,707	9,088
Basic earnings per common share	$5.83	$13.82
Diluted
Earnings attributable to common shareholders	$50,788	$125,584
Add dividends on convertible preferred stock	20	20
Earnings attributable to common stock on a diluted basis	$50,808	$125,604
Weighted average common shares outstanding-basic	8,707	9,088
Additional shares to be issued related to the equity compensation plan	4	3
Additional shares to be issued under full conversion of preferred stock	67	67
Total shares for diluted	8,778	9,158
Diluted earnings per share	$5.79	$13.72